$1,337,815,914 (approximate)



          Lehman ABS Manufactured Housing Contract Senior/Subordinate
                   Asset-Backed Certificates, Series 2001-B






                          LEHMAN BROTHERS BANK, FSB.

                                    Seller



                      The CIT Group/Sales Financing, Inc.

                                   Servicer











-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------


                                              TERM SHEET DATED October 22, 2001

                                 Lehman ABS Manufactured Housing Contract Senior/Subordinate
                                           Asset-Backed Certificates Series 2001-B
                                                 $1,337,815,914 (Approximate)
                                                     Subject to Revision

Seller                                     Lehman Brothers Bank, FSB.
Servicer                                   The CIT Group/Sales Financing, Inc.
Trustee                                    U.S. Bank National Association, St. Paul, MN
Underwriters                               Lehman Brothers
Depositor                                  Lehman ABS Corporation
Expected Pool Size:                        $1,415,678,216
Class A-7 Surety Provider                  AMBAC Assurance Corporation

   PUBLICLY OFFERED CERTIFICATES(1):

   -------------------------------------------------------------------------------------------------------------------------
                                                             Ratings (S&P/              WAL at          Expected Maturity at
                                    Amount                   Moody's/Fitch)             175% MHP               175% MHP
   -------------------------------------------------------------------------------------------------------------------------
   To Call
       A-1                       236,000,000                  AAA/Aaa/AAA                 0.95                  11/2003
       A-2                        25,000,000                  AAA/Aaa/AAA                 2.18                  02/2004
       A-3                       136,000,000                  AAA/Aaa/AAA                 3.10                  10/2005
       A-4                       120,000,000                  AAA/Aaa/AAA                 4.82                  01/2008
       A-5                        60,000,000                  AAA/Aaa/AAA                 7.33                  06/2010
       A-6(2)                    130,993,835                  AAA/Aaa/AAA                 12.23                 06/2016
       A-7(2)                    375,000,000                  AAA/Aaa/AAA                 4.69                  06/2016
       A-IO1(3)                  707,500,000(4)               AAA/Aaa/AAA                     -                    -
       A-IO2(3)                  707,500,000(4)               AAA/Aaa/AAA                     -                    -
       A-IOC(3)                1,415,678,216(5)               AAA/Aaa/AAA                     -                    -
       M-1(2)                     99,097,475                   AA/Aa2/AA                  10.06                 06/2016
       M-2(2)                     77,862,302                    A/A2/A                    10.06                 06/2016
       B-1(2)                     77,862,302                 BBB/Baa2/BBB-                 6.82                 07/2010

   To Maturity

       A-6(2)                    130,993,835                  AAA/Aaa/AAA                 12.73                 10/2019
       A-7(2)                    325,000,000                  AAA/Aaa/AAA                 4.78                  10/2019
       M-1(2)                     99,097,475                   AA/Aa2/AA                  10.25                 04/2018
       M-2(2)                     77,862,302                    A/A2/A                    10.25                 04/2018
   -------------------------------------------------------------------------------------------------------------------------
   Total Balance               1,337,815,914
   -------------------------------------------------------------------------------------------------------------------------
(1)  All offered Certificates will be priced assuming a 10% Optional Purchase.
(2)  Subject to a maximum rate equal to the weighted average net rate of the contracts.
(3)  Class A-IO1, Class A-IO2 and Class A-IOC accrue interest on their scheduled balance, as described herein.
(4)  Initial notional balance.  See "Class A-IO1 and A-IO2 Notional Balance Schedule."
(5)  Initial notional balance.  See "Class A-IOC."



FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.






Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------

CUT-OFF DATE:                September 1, 2001

EXP. PRICING:                Week of October 22, 2001

EXP. SETTLEMENT/
CLOSING DATE:                October 31, 2001

LAST SCHEDULED
DISTRIBUTION DATE:           May 15, 2041

DISTRIBUTION DATE:           The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day), commencing in November 2001.

OTHER CERTIFICATES:          In addition to the Publicly Offered Certificates, the Class B-2, Class X and Class R
                             Certificates will also be issued. The Class X Certificates are interest-only Certificates and the Class R Certificates are residual Certificates. The Class B-2 Certificates which have an initial balance of $49,548,738 are not being publicly offered under the Prospectus
                             Supplement. The Class X and Class R Certificates will be retained by an affiliate of the
                             Seller. The Class B-2, Class X, and Class R Certificates will be fully subordinated to the
                             Publicly Offered Certificates.

ERISA:                       Subject to the conditions set forth in the Prospectus Supplement, the Class A-1, Class A-2,
                             Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-IO1, Class A-IO2, Class
                             A-IOC, Class M-1, Class M-2, and Class B-1 Certificates are ERISA eligible.

SMMEA:                       The Offered Certificates will not constitute "mortgage related securities" under the
                             Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

TAX  STATUS:                 One or more REMIC elections will be made with respect to the assets of the Trust for federal income tax purposes. The Class A-IO1 and Class A-IO2 Certificates represent the beneficial interest in a grantor trust whose assets are an "interest only" regular interest in a REMIC.

OPTIONAL PURCHASE:           10% cleanup call subject to certain requirements if call is not exercised.

THE  CONTRACT POOL:          On the Closing Date, the Trust expects to purchase manufactured housing contracts having an aggregate principal balance of approximately $1,337,815,914 as of the Cut-off Date (the
                             "Initial Contracts").

PRE-FUNDING ACCOUNT:         On the Closing Date, a portion of the proceeds from the sale of the Certificates (the
                             "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the
                             "Pre-Funding Account") and used by the Trust to purchase additional contracts (the
                             "Subsequent Contracts") during a period (not longer than 90 days) following the Closing
                             Date (the "Pre-Funding Period") for inclusion in the Contract Pool. The Pre-Funding Amount, initially will equal $1,415,678,216 minus the balance of the Initial Contracts. The
                             Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the
                             Pre-Funding Period will be paid to the Class A Certificateholders, as further specified in the Prospectus Supplement, on the next Distribution Date.

                             The Pre-Funding Account will be used to acquire contracts if they are available. No assurance can be given that any subsequent contracts will be sold to the Trust. If subsequent contracts are not sold to the trust, the remaining amount in the Pre-Funding
                             Account after the purchase of the subsequent contracts will be paid through to the Class A
                             Certificateholders as a prepayment of principal. The Seller does not originate assets that would qualify as subsequent contracts, so there may be an increased likelihood of prepayment.






Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                      3


                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------

INITIAL CREDIT
ENHANCEMENT:                 Class A     23.50% subordination (Class M-1, Class M-2, Class B-1, Class B-2 and
                                         overcollateralization) and Excess Spread

                             Class M-1   16.50% subordination (Class M-2, Class B-1, Class B-2 and
                                         overcollateralization) and Excess Spread

                             Class M-2   11.00% subordination (Class B-1, Class B-2 and overcollateralization) and
                                         Excess Spread

                             Class B-1   5.50% subordination (Class B-2 and overcollateralization) and
                                         Excess Spread

                             There will be initial overcollateralization of 2.00%. Beginning on the Distribution Date in
                             December 2001, the overcollateralization target will be 4.00% (as described in the next succeeding paragraph) of the aggregate Cut-Off Date principal balance of the Contracts included in the Trust as of the Closing Date plus the amount on deposit in the Prefunding
                             Account on the Closing Date.

                             Beginning on the Distribution Date in December 2001, the Certificateholders will be entitled to receive additional distributions in respect of principal on each Distribution
                             Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates, the Monthly Servicing Fee to the Servicer, the Special
                             Servicing Fee to the Special Servicer, if any, the Trustee Fee to the Trustee and
                             reimbursements and the Surety Fee to the Class A-7 Surety Provider, for such Distribution
                             Date, until such distributions, in the aggregate, equal 4.00% of the aggregate Cut-Off Date principal balance of Contracts included in the Trust as of the Closing Date plus the amount on deposit in the Prefunding Account on the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.

                             The Class A-7 Certificateholders will have the additional benefit of an Ambac Guaranty of timely payment of interest and ultimate payment of principal.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                      4


                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------

Class A-IO1 and Class A-IO2: The Class A-IO1 Certificates will be nterest-only certificates, and will accrue interest at a coupon of 1.10% per annum on a notional balance of $707,500,000 initially. The Class
                             A-IO2 Certificates will be interest-only certificates, and will accrue interest at a coupon of 0.00% per annum on a notional balance of $707,500,000 initially and 1.10% per annum beginning in January 2003 on a notional balance described in the schedule below.
                             Thereafter, for each Distribution Date the Class A-IO1 and Class A-IO2 Certificates will accrue interest based on a notional balance equal to the lesser of (i) the notional balance for that Distribution Date set forth below in the Class A-IO1 and Class A-IO2 Notional
                             Balance Schedule and (ii) the sum of the aggregate principal balance of the Contracts and the amount, if any, on deposit in the Pre-Funding Account.

                             The Class A-IO1 Certificates will only receive interest payments up to and including the
                             Distribution Date in December 2002. Thereafter the Class A-IO1 Certificates are not
                             entitled to distributions. The Class A-IO2 Certificates will only receive interest payments starting on the Distribution Date in January 2003 up to and including the Distribution Date in October 2005. Prior to the Distribution Date in January 2003 and after the Distribution
                             Date in October 2005, the Class A-IO2 Certificates will not be entitled to distributions.

                             See "Interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates" below.


Class A-IO1 and
Class A-IO2                             Class A-IO1       Class A-IO2                         Class A-IO1       Class A-IO2
Notional Balance    Distribution           Notional          Notional       Distribution         Notional          Notional
Schedule:           Date                    Balance           Balance       Date                  Balance           Balance
                    11/2001             707,500,000       707,500,000        11/2003                 0          433,500,000
                    12/2001             670,000,000       670,000,000        12/2003                 0          407,000,000
                    01/2002             670,000,000       670,000,000        01/2004                 0          407,000,000
                    02/2002             670,000,000       670,000,000        02/2004                 0          407,000,000
                    03/2002             631,500,000       631,500,000        03/2004                 0          381,500,000
                    04/2002             631,500,000       631,500,000        04/2004                 0          381,500,000
                    05/2002             631,500,000       631,500,000        05/2004                 0          381,500,000
                    06/2002             594,000,000       594,000,000        06/2004                 0          357,500,000
                    07/2002             594,000,000       594,000,000        07/2004                 0          357,500,000
                    08/2002             594,000,000       594,000,000        08/2004                 0          357,500,000
                    09/2002             558,500,000       558,500,000        09/2004                 0          335,000,000
                    10/2002             558,500,000       558,500,000        10/2004                 0          335,000,000
                    11/2002             558,500,000       558,500,000        11/2004                 0          335,000,000
                    12/2002             524,500,000       524,500,000        12/2004                 0          314,000,000
                    01/2003                       0       524,500,000        01/2005                 0          314,000,000
                    02/2003                       0       524,500,000        02/2005                 0          314,000,000
                    03/2003                       0       492,500,000        03/2005                 0          294,000,000
                    04/2003                       0       492,500,000        04/2005                 0          294,000,000
                    05/2003                       0       492,500,000        05/2005                 0          294,000,000
                    06/2003                       0       462,000,000        06/2005                 0          275,500,000
                    07/2003                       0       462,000,000        07/2005                 0          275,500,000
                    08/2003                       0       462,000,000        08/2005                 0          275,500,000
                    09/2003                       0       433,500,000        09/2005                 0          258,000,000
                    10/2003                       0       433,500,000        10/2005                 0          258,000,000






Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------

Class A-IOC:                 The Class A-IOC notional balance will be equal to the sum of the aggregate principal balance of the Contracts and the amount, if any, on deposit in the Pre-Funding Account.

                             The Class A-IOC Certificates will be interest-only certificates. Interest will accrue at a per annum rate equal to a rate (which rate shall not be less than zero) equal to a fraction, expressed as a percentage, the numerator of which is the excess of (1) the product of (a) 0.55% per annum and (b) the aggregate principal balance of the Contracts and the amount on deposit in the Pre-Funding Account over (2) the amount of interest payable to the Class A-IO1 and Class A-IO2 Certificates on such Distribution Date and the denominator of which is the aggregate principal balance of the Contracts and the amount on deposit in the Pre-Funding Account. For each Distribution Date the Class A-IOC Certificates will accrue interest based on a notional balance equal to the declining collateral balance.

                             See "Interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates" below.

DISTRIBUTIONS:               Certificateholders will be entitled to receive on each Distribution Date commencing in
                             November 2001, to the extent that the Amount Available in the Certificate Account is sufficient therefor, distributions allocable to interest and principal, as described in the
                             Prospectus Supplement. The Amount Available on each Distribution Date generally includes the sum of (i) payments on the Contracts due and received during the related Collection
                             Period and (ii) prepayments and other unscheduled collections received during the related
                             Collection Period.

                             The Amount Available in the Certificate Account with respect to any Distribution Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and
                             Class B-1 Certificates, and then to the distribution of principal on the Class A, Class
                             M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2
                             Certificates.

                             The "Collection Period" with respect to all Distribution Dates other than the Distribution
                             Date in November 2001 is the calendar month preceding such Distribution Date. The
                             Collection Period for the Distribution Date in November 2001, will be the period from
                             September 1, 2001 through October 31, 2001. The principal component payable to
                             Certificateholders on the first Distribution Date may be larger than is typical because there will be multiple payments due during that Collection Period on the Contracts.

INTEREST ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:                Interest will be distributed first, pro rata, to each of the Class A-1, Class A-2, Class
                             A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-IO1 and Class A-IO2 (interest on the Class A-IO1 and Class A-IO2 Certificates will be based on the Class A-IO1 and Class
                             A-IO2 Notional Balance Schedule described herein), and Class A-IOC Certificates (interest on the Class A-IOC Certificates will be based on the declining collateral balance described herein), then to the Class M-1 Certificates, then to the Class M-2 Certificates, and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance, Class
                             A-IO1 notional amount, Class A-IO2 notional amount, Class A-IOC notional amount, Class M-1
                             Adjusted Principal Balance, Class M-2 Adjusted Principal Balance, and Class B-1 Adjusted
                             Principal Balance, as applicable, will accrue from the Closing Date for the first
                             Distribution Date or from the most recent Distribution Date on which interest has been paid to for the other Distribution Dates, but excluding, the following Distribution Date, and will be computed on a 30/360 basis.







Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                      6


                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------

                             After payment of all principal distributable on the Class M-1 Certificates, any accrued and unpaid Class M-1 Liquidation Loss Interest Amount will be distributed to the extent of available funds. After payment of all principal distributable on the Class M-2
                             Certificates, any accrued and unpaid Class M-2 Liquidation Loss Interest Amount will be distributed to the extent of available funds. After payment of all principal distributable on the Class B-1 Certificates, any accrued and unpaid Class B-1 Liquidation Loss Interest
                             Amount will be distributed to the extent of available funds.

                             The "Class M-1 Adjusted Principal Balance" as of any Distribution Date is the Class M-1
                             Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal
                             Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                             The "Class M-2 Adjusted Principal Balance" as of any Distribution Date is the Class M-2
                             Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal
                             Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                             The "Class B-1 Adjusted Principal Balance" as of any Distribution Date is the Class B-1
                             Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal
                             Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                             In the event that, on a particular Distribution Date, the Amount Available in the
                             Certificate Account, after payment of fees payable to the Servicer, Trustee, Surety
                             Provider and Special Servicer, if any, and interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Distribution Date. Any such amount so carried forward will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

PRINCIPAL ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:                After the payment of all interest distributable to the Class A, Class M-1, Class M-2, and
                             Class B-1 Certificateholders, principal will be distributable in the following manner:

                             On each Distribution Date, the Class A Percentage of the Formula Principal Distribution
                             Amount (as defined in the Prospectus Supplement) will be distributed to the Class A
                             Certificateholders as described in the Prospectus Suppelement.







Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                      7


                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------

                             The Class A Percentage for any Distribution Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Distribution
                             Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii)
                             if the Class M-1 Distribution Test is satisfied on such Distribution Date, the Class M-1
                             Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Distribution Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the
                             Class B Distribution Test is satisfied on such Distribution Date, the sum of the Class B
                             Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such
                             Distribution Date.

                             The Class M-1 Percentage of the Formula Principal Distribution Amount will be distributed to the Class M-1 Certificateholders on each Distribution Date on which (i) the Class A
                             Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                             The Class M-1 Percentage for any Distribution Date will equal (a) zero, if the Class A
                             Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the
                             Class M-1 Principal Balance as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal
                             Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Distribution Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Distribution Date, the sum of the Class B Principal Balance and the
                             Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

                             The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after November 2005; (ii) the Average
                             Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing Agreement (the
                             "Agreement")) as of such Distribution Date must not exceed 5.00%; (iii) Cumulative Realized
                             Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; and (v) the sum of the
                             Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal
                             Balance, and the Overcollateralization Amount divided by the Pool Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 51.00%.

                             The Class M-2 Percentage of the Formula Principal Distribution Amount will be distributed to the Class M-2 Certificateholders on each Distribution Date on which (i) the Class A
                             Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the
                             Class M-2 Distribution Test is satisfied.


                             The Class M-2 Percentage for any Distribution Date will equal (a) zero, if the Class A
                             Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the
                             Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the
                             Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the
                             Class B Distribution Test is satisfied on such Distribution Date, the sum of the Class B
                             Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such
                             Distribution Date.







Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                      8


                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------

                             The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after November 2005; (ii) the Average
                             Sixty-Day Delinquency Ratio Test as of such Distribution Date must not exceed 5.00%; (iii)
                             Cumulative Realized Losses as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such
                             Distribution Date occurs; (iv) the Current Realized Loss Ratio as of such Distribution Date must not exceed 2.50%; and (v) the sum of the Class M-2 Principal Balance, the Class B
                             Principal Balance, and the Overcollateralization Amount divided by the Pool Principal
                             Balance as of the immediately preceding Distribution Date must be equal to or greater than
                             37.00%.

                             The Class B Percentage of the Formula Principal Distribution Amount will be distributed to the Class B-1 Certificateholders on each Distribution Date on which (i) the Class A
                             Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                             The Class B Percentage for any Distribution Date will equal (a) zero, if the Class A
                             Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B
                             Principal Balance and the Overcollateralization Amount as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the
                             Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and
                             (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as
                             of such Distribution Date.

                             The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after November 2005; (ii) the Average
                             Sixty-Day Delinquency Ratio Test as of such Distribution Date must not exceed 5.00%; (iii)
                             the Cumulative Realized Losses as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs; (iv) the Current Realized Loss Ratio as of such
                             Distribution Date must not exceed 2.50%; and (v) the Class B Principal Balance plus the
                             Overcollateralization amount divided by the Pool Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 26.00%.


OPTIONAL PURCHASE:           Commencing on the first Distribution Date when the aggregate scheduled principal balance of the contracts is less than or equal to 10% of the aggregate Cut-off Date principal balance of the contracts plus the amount on deposit in the Pre Funding account on the Closing Date, the Servicer will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon and all amounts owing to the Class A-7 Surety Provider.







Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                      9


                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------

                             If the Servicer does not exercise this purchase option, then on the next Distribution Date the trustee will begin an auction process to sell the contracts and the other trust assets at the highest possible price, but the trustee cannot sell the trust assets and liquidate the trust unless the proceeds of such sale are sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon and all amounts owing to the Class A-7 Surety Provider. If the first auction of the trust property is not successful because the highest bid received was not sufficient to pay the amount set forth in the previous sentence, then on each Distribution Date thereafter all of the Amount
                             Available remaining after payments of interest and principal due on all Certificates and payment of the monthly Servicing Fee, Backup Servicing Fee, Trustee Fee and the premium and reimbrusements payable to Ambac will be used to make additional payments of principal to the Class M-1, Class M-2, Class B-1, and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates, and then once the balance of the Class
                             M-1, Class M-2, Class B-1 and Class B-2 Certificates have been reduced to zero, pro rata among the Class A Certificates based on the then outstanding principal balance of such
                             Certificates. In addition, the trustee will continue to conduct an auction of the contracts every third month thereafter, until an acceptable bid is received for the trust property.
                             The Servicer's purchase option will expire upon the trustee's acceptance of a qualifying bid.

LOSSES ON LIQUIDATED
CONTRACTS:                   If Net Liquidation Proceeds from Liquidated Contracts in a collection period are less than the Principal Balance of such Liquidated Contracts, the shortfall amount will be absorbed by the excess interest otherwise payable to the Class X Certificateholders. If Liquidation
                             Losses exceed the amount of excess interest referred to in the preceding sentence, any such excess will be applied first as a reduction in the Overcollateralization Amount (until such amount is reduced to zero) and then sequentially to each of the Class B-2, Class B-1, Class
                             M-2 and Class M-1 Certificates, in that order, as a reduction of their Adjusted Certificate
                             Principal Balances, until each such Class' Adjustable Principal Balance has been reduced to zero.






Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------



                 MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

      The information presented below relates to the Initial Contracts, which will represent approximately 83.05% of the Contract Pool.



               THE INITIAL CONTRACT POOL AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------
Number of Contracts:                                               27,024
Balance of Contracts:                                   $1,175,676,611.68
Wgt. Avg. Contract Rate:                                            9.63%
Range of Rates:                                            0.00% - 17.50%
Wgt. Avg. Orig. Maturity:                                             298
Wgt. Avg. Rem. Maturity:                                              259
Wgt. Avg. FICO:                                                       665
Avg. Current Balance:                                          $43,504.91
Wgt. Avg. LTV:                                                      87.4%
New/Used:                                                   71.4% / 28.6%
Park/Private:                                               50.1% / 49.9%
Multi-Wide/Single-Wide:                                     80.3% / 19.7%
Conventional:                                                      100.0%
Land-Home:                                                           9.2%
FHA/VA:                                                              0.0%
-----------------------------------------------------------------------------


                                        YEARS OF ORIGINATION OF INITIAL CONTRACTS

          --------------------------------------------------------------------------------------------------------------
                                 Number of Contracts       Aggregate Principal               % of Contracts by
                                  as of the Cut-Off     Balance Outstanding as of    Outstanding Principal Balance as
            Origination Year             Date               the Cut-Off Date              of the Cut-Off Date (1)
          --------------------------------------------------------------------------------------------------------------
                  1983                        1                     $3,512.33                       *
                  1984                        1                      1,661.39                       *
                  1989                        2                     56,077.62                       *
                  1990                       43                  1,154,894.97                       0.10%
                  1991                       84                  1,969,648.35                       0.17
                  1992                      120                  3,149,334.88                       0.27
                  1993                    1,042                 30,581,718.79                       2.60
                  1994                    1,651                 52,792,319.95                       4.49
                  1995                    1,609                 54,985,149.04                       4.68
                  1996                    2,780                109,958,236.18                       9.35
                  1997                    3,976                168,834,019.05                      14.36
                  1998                    5,240                231,363,428.77                      19.68
                  1999                    5,289                269,431,366.51                      22.92
                  2000                    5,186                251,395,243.85                      21.38
          ==============================================================================================================
                 Total:                  27,024             $1,175,676,611.68                     100.00%
          ==============================================================================================================
          *    Indicates an amount greater than 0.00% but less than 0.005%.
          (1)  Percentages may not add to 100% due to rounding.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------




                                  GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS
        -------------------------------------------------------------------------------------------------------------------
                                          Number of           Aggregate Principal               % of Contracts by
                                       Contracts as of     Balance Outstanding as of      Outstanding Principal Balance
        States                        the Cut-Off Date         the Cut-Off Date            As of the Cut-Off Date (1)
        -------------------------------------------------------------------------------------------------------------------
        Texas                                7,975               $350,690,644.82                        29.83%
        California                           4,379                224,875,804.58                        19.13
        Oklahoma                             1,218                 53,580,503.38                         4.56
        North Carolina                         809                 44,884,124.02                         3.82
        Oregon                                 815                 40,394,530.38                         3.44
        New York                             1,005                 38,466,193.55                         3.27
        Georgia                                804                 34,377,586.44                         2.92
        Florida                                632                 29,066,183.60                         2.47
        South Carolina                         597                 28,189,628.17                         2.40
        Kansas                                 623                 27,262,455.36                         2.32
        Arizona                                753                 27,031,210.45                         2.30
        Pennsylvania                           747                 22,983,126.43                         1.95
        Michigan                               575                 22,778,532.45                         1.94
        Washington                             434                 20,940,404.19                         1.78
        Missouri                               537                 19,514,518.79                         1.66
        New Mexico                             504                 18,657,392.04                         1.59
        Utah                                   423                 15,872,001.14                         1.35
        Arkansas                               361                 15,675,240.84                         1.33
        Colorado                               388                 13,614,231.13                         1.16
        Louisiana                              323                 13,450,536.81                         1.14
        Mississippi                            337                 12,759,095.77                         1.09
        Nevada                                 257                 10,140,449.41                         0.86
        Virginia                               195                  8,401,914.61                         0.71
        Indiana                                205                  7,849,025.73                         0.67
        Tennessee                              191                  7,378,910.79                         0.63
        Idaho                                  153                  5,903,916.74                         0.50
        Illinois                               172                  5,649,140.21                         0.48
        Wyoming                                146                  5,620,615.20                         0.48
        Alabama                                144                  4,930,633.97                         0.42
        Ohio                                   151                  4,812,426.14                         0.41
        Montana                                126                  4,670,070.89                         0.40
        New Hampshire                          137                  4,570,995.63                         0.39
        Minnesota                              124                  4,458,016.77                         0.38
        Iowa                                   103                  3,474,010.49                         0.30
        West Virginia                           79                  3,080,672.60                         0.26
        Maine                                   84                  2,773,510.31                         0.24
        Kentucky                                79                  2,577,091.20                         0.22
        Vermont                                 65                  2,203,508.44                         0.19
        Massachusetts                           55                  2,059,947.44                         0.18
        Nebraska                                54                  1,939,938.53                         0.17
        Wisconsin                               69                  1,663,604.34                         0.14
        Delaware                                51                  1,559,590.84                         0.13
        Maryland                                38                  1,292,610.31                         0.11
        New Jersey                              42                  1,263,957.36                         0.11
        North Dakota                            22                    917,884.04                         0.08
        Connecticut                             15                    500,665.53                         0.04
        Rhode Island                            13                    401,923.32                         0.03
        South Dakota                            12                    397,896.23                         0.03
        Alaska                                   3                    119,740.27                         0.01
        ===================================================================================================================
                  Total:                    27,024             $1,175,676,611.68                       100.00%
        ===================================================================================================================
        (1)  Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------



                                    DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS
        ----------------------------------------------------------------------------------------------------------------
                                          Number of          Aggregate Principal               % of Contracts by
            Original Contract          Contracts as of     Balance Outstanding as       Outstanding Principal Balance
            Amount (in Dollars)       the Cut-Off Date       of the Cut-Off Date           as of the Cut-Off Date (1)
        ----------------------------------------------------------------------------------------------------------------
                0.01 -    10,000.00           106                   $678,704.12                        0.06%
           10,000.01 -    20,000.00         1,671                 22,211,083.85                        1.89
           20,000.01 -    30,000.00         4,505                102,098,818.86                        8.68
           30,000.01 -    40,000.00         6,027                193,253,917.52                       16.44
           40,000.01 -    50,000.00         5,002                208,330,343.61                       17.72
           50,000.01 -    60,000.00         3,880                200,069,532.51                       17.02
           60,000.01 -    70,000.00         2,450                151,119,541.32                       12.85
           70,000.01 -    80,000.00         1,420                101,545,160.36                        8.64
           80,000.01 -    90,000.00           735                 60,093,447.62                        5.11
           90,000.01 -   100,000.00           403                 36,836,147.22                        3.13
          100,000.01 -   110,000.00           256                 26,056,771.23                        2.22
          110,000.01 -   120,000.00           208                 23,233,599.05                        1.98
          120,000.01 -   130,000.00           127                 15,434,384.08                        1.31
          130,000.01 -   140,000.00            80                 10,499,908.74                        0.89
          140,000.01 -   150,000.00            58                  8,215,028.70                        0.70
          150,000.01 -   160,000.00            38                  5,834,955.08                        0.50
          160,000.01 -   170,000.00            26                  4,226,606.74                        0.36
          170,000.01 -   180,000.00            14                  2,407,992.62                        0.20
          180,000.01 -   190,000.00            10                  1,808,634.91                        0.15
          190,000.01 -   200,000.00             5                    957,405.73                        0.08
          200,000.01 -   210,000.00             1                    178,419.00                        0.02
          220,000.01 -   230,000.00             1                    218,878.24                        0.02
          370,000.01 -   380,000.00             1                    367,330.57                        0.03
        ================================================================================================================
                  Total:                   27,024              $1,175,676,611.68                     100.00%
        ================================================================================================================
        (1)  Percentages may not add to 100% due to rounding.





Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------



                                   DISTRIBUTION OF CONTRACT RATES OF INITIAL CONTRACTS
          --------------------------------------------------------------------------------------------------------------
                                          Number of          Aggregate Principal                % of Contracts by
                                       Contracts as of    Balance Outstanding as of       Outstanding Principal Balance
               Contract Rate          the Cut-Off Date         the Cut-Off Date           as of the Cut-Off Date (1)
          --------------------------------------------------------------------------------------------------------------
               0.000  -  0.999                 71                 $3,559,714.40                       0.30%
               4.000  -  4.999                  1                     62,756.04                       0.01
               5.000  -  5.999                136                 11,721,526.30                       1.00
               6.000  -  6.999                990                 67,589,800.52                       5.75
               7.000  -  7.999              1,962                111,312,874.90                       9.47
               8.000  -  8.999              5,369                238,109,580.64                      20.25
               9.000  -  9.999              5,789                254,167,266.38                      21.62
              10.000  -  10.999             5,253                214,441,435.28                      18.24
              11.000  -  11.999             4,193                166,795,977.19                      14.19
              12.000  -  12.999             2,019                 73,971,523.87                       6.29
              13.000  -  13.999               832                 24,291,398.80                       2.07
              14.000  -  14.999               254                  6,320,050.20                       0.54
              15.000  -  15.999               137                  2,987,001.25                       0.25
              16.000  -  16.999                16                    301,595.72                       0.03
              17.000  -  17.999                 2                     44,110.19                       *
          ==============================================================================================================
                   Total:                  27,024             $1,175,676,611.68                     100.00%
          ==============================================================================================================
          *     Indicates an amount greater than 0.00% but less than 0.005%.
          (1)  Percentages may not add to 100% due to rounding.






Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------



                           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS
          -----------------------------------------------------------------------------------------------------------------
                                          Number of           Aggregate Principal           % of Contracts by Outstanding
                Loan to Value          Contracts as of     Balance Outstanding as of             Principal Balance
                    Ratio             the Cut-Off Date         the Cut-Off Date              as of the Cut-Off Date (1)
          -----------------------------------------------------------------------------------------------------------------
                    0.00                          1                    $37,538.42                         *
                 0.01  -  5.00                   39                  1,829,174.34                         0.16%
                 5.01  -  10.00                  56                  2,901,883.74                         0.25
                10.01  -  15.00                  37                  1,768,310.91                         0.15
                15.01  -  20.00                  28                    895,693.33                         0.08
                20.01  -  25.00                  25                    448,313.25                         0.04
                25.01  -  30.00                  37                    603,239.90                         0.05
                30.01  -  35.00                  54                  1,041,441.51                         0.09
                35.01  -  40.00                  61                  1,349,378.65                         0.11
                40.01  -  45.00                 101                  2,521,020.64                         0.21
                45.01  -  50.00                 158                  4,143,840.98                         0.35
                50.01  -  55.00                 212                  6,127,386.15                         0.52
                55.01  -  60.00                 233                  7,106,456.26                         0.60
                60.01  -  65.00                 355                 12,191,559.20                         1.04
                65.01  -  70.00                 523                 18,866,831.91                         1.60
                70.01  -  75.00                 739                 29,981,690.30                         2.55
                75.01  -  80.00               1,805                 80,014,687.62                         6.81
                80.01  -  85.00               3,573                156,774,953.72                        13.33
                85.01  -  90.00               7,272                338,618,116.19                        28.80
                90.01  -  95.00               5,662                268,471,029.05                        22.84
                95.01  -  100.00              6,053                239,984,065.61                        20.41
          =================================================================================================================
                   Total:                    27,024             $1,175,676,611.68                       100.00%
          =================================================================================================================
          *     Indicates an amount greater than 0.00% but less than 0.005%.
          (1)  Percentages may not add to 100% due to rounding.



                                    REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

          --------------------------------------------------------------------------------------------------------------
                                    Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
                                     as of the Cut-Off    Balance Outstanding as of            Principal Balance
             Months Remaining              Date                the Cut-Off Date            as of the Cut-Off Date (1)
          --------------------------------------------------------------------------------------------------------------
                  1  -   30                   117                    699,383.15                        0.06%
                 31  -   60                   360                  4,399,082.18                        0.37
                 61  -   90                   825                 15,141,309.62                        1.29
                 91  -   120                1,642                 36,526,044.41                        3.11
                121  -   150                2,589                 84,864,076.76                        7.22
                151  -   180                3,998                143,642,998.04                       12.22
                181  -   210                2,527                 89,998,371.00                        7.66
                211  -   240                2,636                112,153,146.50                        9.54
                241  -   270                1,365                 59,842,999.94                        5.09
                271  -   300                1,232                 58,184,993.63                        4.95
                301  -   330                4,803                266,353,667.30                       22.66
                331  -   360                4,923                303,320,838.02                       25.80
                   360<=                        7                    549,701.13                        0.05
          ==============================================================================================================
                  Total:                   27,024             $1,175,676,611.68                      100.00%
          ==============================================================================================================
          *     Indicates an amount greater than 0.00% but less than 0.005%.
          (1)    Percentages may not add to 100% due to rounding




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                  LEHMAN ABS MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE ASSET-BACKED CERTIFICATES
LEHMAN BROTHERS                   SERIES 2001-B
------------------------------------------------------------------------------


                                                PREPAYMENT SENSITIVITIES
                   -----------------------------------------------------------------------------------------------------------
                         75% MHP               125% MHP             175% MHP             250% MHP              300% MHP
                      WAL/Maturity           WAL/Maturity         WAL/Maturity         WAL/Maturity          WAL/Maturity
                   -----------------------------------------------------------------------------------------------------------
To Call
A-1                 1.78      09/2005     1.24      07/2004     0.95     11/2003     0.70      04/2003     0.59     02/2003
A-2                 4.08      02/2006     2.87      11/2004     2.18     02/2004     1.59      07/2003     1.33     03/2003
A-3                 5.64      10/2008     4.04      12/2006     3.10     10/2005     2.26      09/2004     1.90     04/2004
A-4                 8.38      03/2012     6.21      09/2009     4.82     01/2008     3.51      03/2006     2.95     05/2005
A-5                 11.96     07/2015     9.25      07/2012     7.33     06/2010     5.27      02/2008     3.89     04/2006
A-6                 18.34     01/2023     14.89     06/2019    12.23     06/2016     9.35      04/2013     7.51     09/2011
A-7                 7.65      01/2023     5.88      06/2019     4.69     06/2016     3.50      04/2013     2.83     09/2011
M-1                 15.41     01/2023     12.33     06/2019    10.06     06/2016     7.85      04/2013     7.18     09/2011
M-2                 15.41     01/2023     12.33     06/2019    10.06     06/2016     7.85      04/2013     7.18     09/2011
B-1                 11.16     08/2015     8.57      08/2012     6.82     07/2010     5.27      08/2008     5.08     03/2008

To Maturity
A-6                 18.78     12/2025     15.40     11/2022    12.73     10/2019     9.75      02/2016     7.83     05/2014
A-7                 7.73      12/2025     5.98      11/2022     4.78     10/2019     3.57      02/2016     2.89     05/2014
M-1                 15.59     10/2024     12.52     05/2021    10.25     04/2018     8.03      12/2014     7.39     05/2013
M-2                 15.59     10/2024     12.52     05/2021    10.25     04/2018     8.03      12/2014     7.39     05/2013






                         ASSUMED SUBSEQUENT CONTRACTS

  The information presented below relates to the Subsequent Contracts, which will represent approximately 16.95% of the Contract Pool.

              THE SUBSEQUENT CONTRACT POOL AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------
Number of Contracts:                                                3,282
Balance of Contracts:                                     $240,001,604.17
Wgt. Avg. Contract Rate:                                            8.51%
Range of Rates:                                            6.50% - 15.74%
Wgt. Avg. Orig. Maturity:                                             344
Wgt. Avg. Rem. Maturity:                                              309
Wgt. Avg. FICO:                                                       669
Avg. Current Balance:                                          $73,126.63
Wgt. Avg. LTV:                                                     85.55%
New/Used:                                                   81.6% / 18.4%
Park/Private:                                               88.7% / 11.3%
Multi-Wide/Single-Wide:                                     86.4% / 13.6%
Conventional:                                                      100.0%
Land-Home:                                                         100.0%
FHA/VA:                                                              0.0%
-----------------------------------------------------------------------------







Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

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